Exhibit 99.1

ADVANCED DRAINAGE SYSTEMS

announces Proposed $350 Million senior notes offering

HILLIARD, Ohio – (September 13, 2019) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that the Company intends, subject to market and other conditions, to commence an offering (the “Offering”) of up to $350 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”) in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be guaranteed by each of the Company’s present and future direct and indirect domestic subsidiaries that guarantee its senior secured credit facility.

The Company intends to use the net proceeds from the Offering for the repayment of a portion of the outstanding borrowings under its existing senior secured credit facility, with the remaining proceeds (if any) being used for general corporate purposes. Such borrowings were incurred to finance the previously announced acquisition of Infiltrator Water Technologies Ultimate Holdings, Inc. (“Infiltrator”).

The Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction. The Notes and the related guarantees may not be offered or sold within the United States or to United States persons, except to persons reasonably believed to be qualified institutional buyers in reliance on an exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes or the related guarantees, nor will there be any sale of the Notes, or the related guarantees in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About the Company

Advanced Drainage Systems is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, overall product breadth and scale and manufacturing excellence. Founded in 1966, the Company operates a global network of approximately 55 manufacturing plants and over 30 distribution centers.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to the Company’s operations and business include: fluctuations in the price and availability of resins and other raw materials and the Company’s ability to pass any increased costs of raw materials on to its customers in a timely manner; volatility in general business and economic conditions in the markets in which the Company operates, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in the Company’s existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator and the integration of Infiltrator; the Company’s ability to realize the anticipated benefits from the acquisition of Infiltrator; risks that the acquisition of Infiltrator and related transactions may involve unexpected costs, liabilities or delays; the Company’s ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for its high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of its significant customers; the risks of doing business internationally; the Company’s ability to remediate the material weakness in its internal control over financial reporting, including remediation of the control environment for its joint venture affiliate ADS Mexicana, S.A. de C.V. as described in “Item 9A. Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019; the risks of conducting a portion of the Company’s operations through joint ventures; the Company’s ability to expand into new geographic or product markets, including risks associated with new markets and products associated with the Company’s recent acquisition of Infiltrator; the Company’s ability to achieve the acquisition component of its growth strategy; the risk associated with manufacturing processes; the Company’s ability to manage its assets; the risks associated with the Company’s product warranties; the Company’s ability to manage its supply purchasing and customer credit policies; the risks associated with the Company’s self-insured programs; the Company’s ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; the Company’s ability to protect its intellectual property rights; changes in laws and regulations, including environmental laws and regulations; the Company’s ability to project product mix; the risks associated with the Company’s current levels of indebtedness, including borrowings under the new Credit Agreement; the nature, cost and outcome of any future litigation and other legal proceedings, including any such proceedings related to the acquisition of Infiltrator, as may be instituted against the Company and others; fluctuations in the Company’s effective tax rate, including from the Tax Cuts and Jobs Act of 2017; changes to the Company’s operating results, cash flows and financial condition attributable to the Tax Cuts and Jobs Act of 2017; the Company’s ability to meet future capital requirements and fund its liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in making any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which the Company is not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor / Media Contact

Advanced Drainage Systems

Michael Higgins, 614-658-0050

Mike.Higgins@ads-pipe.com